The Chefs’ Warehouse, Inc. 8-K

EXECUTION COPY

AMENDMENT NO. 6 TO NOTE PURCHASE AND GUARANTEE AGREEMENT

THIS AMENDMENT NO. 6 TO NOTE PURCHASE AND GUARANTEE AGREEMENT (this “Amendment”) is made as of July 1, 2015 by and among Dairyland USA Corporation, a New York corporation (“Dairyland”), The Chefs’ Warehouse Mid-Atlantic, LLC, a Delaware limited liability company (“CW Mid-Atlantic”), Bel Canto Foods, LLC, a New York limited liability company (“Bel Canto”), The Chefs’ Warehouse West Coast, LLC, a Delaware limited liability company (“CW West Coast”), and The Chefs’ Warehouse of Florida, LLC, a Delaware limited liability company (“CW Florida”, and together with Dairyland, CW Mid-Atlantic, Bel Canto and CW West Coast, the “Issuers”), each of the Guarantors whose names appear on the signature pages hereto (together with the Issuers, collectively, the “Obligors”), and each of the holders of the Notes whose names appear on the signature pages hereto (each a “Noteholder” and collectively, the “Noteholders”).

WHEREAS, the Obligors and the Noteholders are party to that certain Note Purchase and Guarantee Agreement dated as of April 17, 2013, as amended by that certain Amendment No. 1 to Note Purchase and Guarantee Agreement dated as of July 23, 2014, that certain Amendment No. 2 to Note Purchase and Guarantee Agreement dated as of November 4, 2014, that certain Amendment No. 3 to Note Purchase and Guarantee Agreement dated as of December 3, 2014, that certain Amendment No. 4 to Note Purchase and Guarantee Agreement dated as of January 9, 2015 and that certain Supplemental Note Purchase and Guarantee Agreement and Amendment Agreement dated as of April 6, 2015 (as so amended and supplemented, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), pursuant to which the Issuers issued and sold (i) $100,000,000 in aggregate principal amount of their Guaranteed Senior Secured Notes due April 17, 2023 (as amended, restated or otherwise modified from time to time pursuant to Section 18 of the Note Purchase Agreement and including any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement, the “Series A Notes”), and (ii) $25,000,000 in aggregate principal amount of their 5.80% Series B Guaranteed Senior Secured Notes due October 17, 2020 (as amended, restated or otherwise modified from time to time pursuant to Section 18 of the Note Purchase Agreement and including any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement, the “Series B Notes”; and together with the Series A Notes, collectively, the “Notes”);

WHEREAS, the Obligors have requested that the Required Holders agree to certain amendments to the Note Purchase Agreement;

WHEREAS, the Obligors and the Noteholders have so agreed on the terms and conditions set forth herein;

WHEREAS, the Noteholders constitute the Required Holders;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligors and the Noteholders hereby agree to enter into this Amendment.

1.       Definitions. All capitalized terms used herein and not otherwise defined shall have the meanings provided for in the Note Purchase Agreement.

2.       Amendments to the Note Purchase Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, and effective as of the date such conditions are satisfied, the parties hereto agree that the Note Purchase Agreement is hereby amended as follows:

(a)       Section 10.13 of the Note Purchase Agreement is hereby amended to insert a new clause (f) to the end thereof to read in its entirety as follows:

 “(f)       Adjustments to Financial Covenants on Each Specified Acquisition Date. Notwithstanding the foregoing, upon the occurrence of each Specified Material Acquisition Date, the maximum permitted Total Leverage Ratio and Senior Secured Leverage Ratio pursuant to Sections 10.13(b) and 10.13(d) shall, in each case, be deemed to be increased for a four (4) consecutive Fiscal Quarter period (such period of four (4) consecutive Fiscal Quarters, the “Specified Period”), beginning with the Fiscal Quarter during which such Specified Material Acquisition Date occurs, by (i) in the case of the first two (2) Fiscal Quarters in the Specified Period, an additional 0.50:1.00 in excess of the applicable levels otherwise set forth in Sections 10.13(b) and 10.13(d) and (ii) in the case of the last two (2) Fiscal Quarters in the Specified Period, an additional 0.25:1.00 in excess of the applicable levels otherwise set forth in Sections 10.13(b) and 10.13(d) (without giving effect to the additional 0.50:1.00 increase described in the preceding clause (i)), in each case, so long as the Issuer Representative provides the holders of Notes with the related Specified Material Acquisition Information at least 3 Business Days prior to such Specified Material Acquisition Date; provided however that, notwithstanding the foregoing, in no event shall the adjustment pursuant to this Section 10.13(f) result in the maximum permitted Total Leverage Ratio exceeding 5.00 to 1.00 or the Senior Secured Leverage Ratio exceeding 4.50 to 1.00 at any time. It is hereby understood and agreed that, at the end of each Specified Period, the maximum permitted Total Leverage Ratio and Senior Secured Leverage Ratio pursuant to Sections 10.13(b) and 10.13(d) shall revert to the levels set forth in such Sections (without giving effect to the additional increases described in clauses (i) and (ii) above).

(b)       The definition of “Applicable Rate” set forth on Schedule B of the Note Purchase Agreement is hereby amended and restated in its entirety as follows:

“Applicable Rate” means, the sum of (1) in the case of the Series A Notes, for any Interest Period, (a) 6.15% per annum until such time as the Senior Secured Leverage Ratio is less than 3.25:1.00 for two consecutive Fiscal Quarters, as evidenced by the certificates delivered after the Amendment No. 4 Effective Date pursuant to Section 7.2 with respect to such Fiscal Quarters (the “Initial Coupon Reduction Date”), and (b) on and after the Initial Coupon Reduction Date, (i) 5.90% per annum if the Senior Secured Leverage Ratio as of the Fiscal Quarter ended immediately prior to the commencement of such Interest Period is less than 3.25:1.00, and (ii) 6.15% per annum if the Senior Secured Leverage Ratio as of the Fiscal Quarter ended immediately prior to the commencement of such Interest Period is greater than or equal to 3.25:1.00, plus in the case of clauses (1)(a) or (1)(b), with respect to each day during any Specified Period only, .25% per annum, and (2) in the case of the Series B Notes, 5.80% plus with respect to each day during any Specified Period only, .25% per annum.

(c)       The definition of “Permitted Acquisition” set forth on Schedule B of the Note Purchase Agreement is hereby amended to amend and restate in its entirety the first parenthetical set forth in clause (b)(4) therein to read as follows:

“(provided that, for purposes of determining compliance with the covenants contained in clauses (b) and (d) of Section 10.13, (x) with respect to any acquisition occurring on any Specified Material Acquisition Date, the maximum permitted ratios for such covenants shall be deemed to be those set forth therein and (y) with respect to any other acquisition, the maximum permitted ratios for such covenants shall be deemed to be 0.50:1.00 less than those set forth therein)”

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(d)       Schedule B of the Note Purchase Agreement is hereby amended to add the definitions of “Amendment No. 6 Effective Date”, “Specified Material Acquisition Date”, “Specified Material Acquisition Information” and “Specified Period” in their proper alphabetical order to read in their entirety as follows:

“Amendment No. 6 Effective Date” means July 1, 2015.

“Specified Material Acquisition Date” means each date (provided that such date is on or before June 30, 2016) (i) on which the aggregate consideration paid by the Obligors during any two (2) consecutive Fiscal Quarters for Permitted Acquisitions consummated on or after the Amendment No. 6 Effective Date exceeds $25,000,000 and (ii) with respect to which the Issuer Representative has provided to the holders of Notes irrevocable notice (which notice must have been provided at least 3 Business Days prior to such date) of its election, in its sole and absolute discretion, to adjust the maximum permitted Total Leverage Ratio and Senior Secured Leverage Ratio pursuant to Section 10.13(f); provided, however, such date shall not be deemed to be a “Specified Material Acquisition Date” if it would result in there being more than one (1) Specified Material Acquisition Date occurring during any period of four (4) consecutive Fiscal Quarters.

“Specified Material Acquisition Information” means, with respect to any Specified Material Acquisition Date, the following items for each acquisition consummated during the period commencing on (and including) the first day of the immediately preceding Fiscal Quarter and ending on (and including) such Specified Material Acquisition Date: (i) the name of the Person or description of the assets being acquired, (ii) the purchase price on the date of the acquisition(s) (without giving effect to any potential post-closing adjustments of the purchase price, such as working capital adjustments, earn-out payments and indemnification payments), (iii) reasonable, good faith estimates for maximum earn-out payments and working capital adjustments with respect to such acquisition(s) and (iv) historical financial statements (including consolidated balance sheets, income statements and cash flow statements), projections and officer certificates, in each case, reasonably requested by the Required Holders.

“Specified Period” has the meaning assigned to such term in Section 10.13(f).

3.       Conditions of Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent, each to be in form and substance satisfactory to the Required Holders:

(a)       each Noteholder shall have received counterparts of this Amendment duly executed by the Obligors and the Required Holders;

(b)       each Noteholder shall have received a fully executed copy of an amendment to the Bank Credit Agreement, which amendment shall be substantially in the form set forth on Exhibit A hereto and in full force and effect (the “Bank Amendment”);

(c)       The Chefs’ Warehouse, Inc. shall have paid to each Noteholder, in consideration of the agreements of such Noteholder contained herein, by wire transfer of immediately available funds, a fee, whether or not such holder has signed this Amendment, in an amount equal to 0.10% (10 basis points) of the aggregate outstanding principal amount of Notes held by such Noteholder; such fee shall be deemed earned when paid and shall be nonrefundable; and

(d)       the Noteholders shall have received payment and/or reimbursement of their fees and expenses (including, without limitation, all fees and expenses of counsel for the Noteholders to the extent invoiced in reasonable detail on or prior to the date hereof) in connection with this Amendment and the other Financing Documents.

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4.       Representations and Warranties of the Obligors. Each Obligor hereby represents and warrants as follows:

(a)       This Amendment and the Note Purchase Agreement as modified hereby constitute legal, valid and binding obligations of such Obligor and are enforceable against such Obligor in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)       As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Obligors set forth in the Note Purchase Agreement, as amended hereby, are true and correct in all material respects (except that any representation or warranty that is qualified as to materiality shall be true and correct in all respects), it being understood and agreed that any representation or warranty which by its terms expressly relates to a specified date shall be required to be true and correct only as of such specified date.

5.       Confirmation and Ratification of Guaranteed Obligations. By executing this Amendment, each of the Guarantors hereby (a) consents to this Amendment, (b) acknowledges that, notwithstanding the execution and delivery of the Amendment, the obligations of each of the Guarantors under the Guaranty continue in full force and effect and are not impaired or affected, and the Guaranty continues in full force and effect and shall apply to the Guaranteed Obligations as amended by this Amendment, and (c) affirms and ratifies the Guaranty, any other Financing Document executed by it and the Guaranteed Obligations in all respects.

6.       Reference to and Effect on the Note Purchase Agreement.

(a)       Upon the effectiveness hereof, each reference to the Note Purchase Agreement in the Note Purchase Agreement or any other Financing Document shall mean and be a reference to the Note Purchase Agreement as amended hereby.

(b)       Each Financing Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)       Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Noteholders, nor constitute a waiver of any provision of the Note Purchase Agreement, any other Financing Document or any other documents, instruments or agreements executed and/or delivered in connection therewith.

(d)       This Amendment constitutes a “Financing Document” under (and as defined in) the Note Purchase Agreement.

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 7.       Release of Claims.

(a)       Each of the Obligors, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Noteholders, their respective successors and assigns, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Noteholders and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of setoff, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any of the Obligors or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Agreement, in each case in connection with the Note Purchase Agreement or any of the other Financing Documents or transactions thereunder or related thereto.

(b)       Each of the Obligors understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

8.       Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties hereto shall be governed by, the law of the State of New York excluding choice of law principles that would permit the application of the laws of a different jurisdiction.

9.       Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

10.     Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ISSUERS:

DAIRYLAND USA CORPORATION

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

THE CHEFS’ WAREHOUSE MID-ATLANTIC, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

BEL CANTO FOODS, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

THE CHEFS’ WAREHOUSE WEST COAST, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

THE CHEFS’ WAREHOUSE OF FLORIDA, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

[Chefs’ Warehouse - Signature Page to Amendment No. 6 to Note Purchase and Guarantee Agreement]

GUARANTORS:

THE CHEFS’ WAREHOUSE, INC.

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

CHEFS’ WAREHOUSE PARENT, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

MICHAEL’S FINER MEATS, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

MICHAEL’S FINER MEATS HOLDINGS, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

THE CHEFS’ WAREHOUSE MIDWEST, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

THE CHEFS’ WAREHOUSE PASTRY DIVISION, INC.

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

[Chefs’ Warehouse - Signature Page to Amendment No. 6 to Note Purchase and Guarantee Agreement]

QZ ACQUISITION (USA), INC.

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

QZINA SPECIALTY FOODS NORTH AMERICA (USA), INC.

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

QZINA SPECIALTY FOODS, INC., a Florida corporation

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

QZINA SPECIALTY FOODS, INC., a Washington corporation

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

QZINA SPECIALTY FOODS (AMBASSADOR), INC.

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

CW LV REAL ESTATE LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

[Chefs’ Warehouse - Signature Page to Amendment No. 6 to Note Purchase and Guarantee Agreement]

ALLEN BROTHERS 1893, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

THE GREAT STEAKHOUSE STEAKS, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

DEL MONTE CAPITOL MEAT COMPANY HOLDINGS, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

DEL MONTE CAPITOL MEAT COMPANY, LLC

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel and Corporate Secretary

[Chefs’ Warehouse - Signature Page to Amendment No. 6 to Note Purchase and Guarantee Agreement]

NOTEHOLDERS:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Tannis Fussell
Name:	Tannis Fussell
Title:	Vice President

PRUCO LIFE INSURANCE COMPANY

By:	/s/ Tannis Fussell
Name:	Tannis Fussell
Title:	Assistant Vice President

PRUDENTIAL ARIZONA REINSURANCE CAPTIVE COMPANY
By:	Prudential Investment Management, Inc., as investment manager

By:	/s/ Tannis Fussell
Name:	Tannis Fussell
Title:	Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
By:	Prudential Investment Management, Inc., as investment manager

By:	/s/ Tannis Fussell
Name:	Tannis Fussell
Title:	Vice President

[Chefs’ Warehouse - Signature Page to Amendment No. 6 to Note Purchase and Guarantee Agreement]

Exhibit A

Bank Amendment

Exhibit A-1